Filed pursuant to Rule 497(c)
                           Registration Nos.: 333-45509
                                               811-8535

     Prospectus
     June 4, 1999



              Light Revolution Fund, Inc.

                 LIGHT REVOLUTION FUND

                      704 Court A
               Tacoma, Washington  98402
                    1-888-463-3957


          The investment objective of the Light
     Revolution Fund (the "Fund") is capital
     appreciation. The Fund invests primarily in common stocks of large capitalization companies in the technology business engaged in the processing or delivery of information. The Fund is a convenient way for investors to participate in the long-term growth potential of the information revolution. Light Index Investment Company (the
     "Adviser") is the investment adviser to the Fund.
     The Fund is a long-term investment, intended to complement your other investments.

          This Prospectus contains important
     information you should consider before you invest in the Fund, including information about risks.
     Please read it carefully and keep it for future reference.

                 ____________________

          Neither the Securities and Exchange
     Commission (the "SEC") nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   TABLE OF CONTENTS
                                                            Page No.

HIGHLIGHTS                                                      1

FEES AND EXPENSES OF THE FUND                                   2

INVESTMENT OBJECTIVE                                            3

HOW THE FUND INVESTS AND RELATED RISKS                          3

FUND MANAGEMENT                                                 5

HOW TO PURCHASE SHARES                                          5

HOW TO REDEEM SHARES                                            8

VALUATION OF FUND SHARES                                       10

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN                    10

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT       11

YEAR 2000 ISSUE                                                11

ADDITIONAL INFORMATION                                         13

_____________________________

     In deciding whether to invest in the Fund, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI").
The Fund has not authorized others to provide additional information. The Fund does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

     Light Index and Light Revolution are trademarks of the Light Index Investment Company.

                      HIGHLIGHTS

What is the goal of the Fund?

     The Fund's goal is capital appreciation. This goal is sometimes referred to as the Fund's investment objective. The Fund cannot guarantee that it will achieve its goal. For more information, see
"Investment Objective" and "How the Fund Invests and
Related Risks."

What is the principal investment strategy of the Fund?

     The Fund invests primarily in common stocks of large capitalization companies in the technology business engaged in the processing or delivery of information. The Fund may also invest in other types of securities in pursuing its investment objective. In trying to achieve the Fund's goal, the Adviser focuses on technology business securities which tend to be growth-oriented investments, but uses a value-based investment methodology to identify securities which the Adviser believes are undervalued relative to their intrinsic worth and possess characteristics which will lead to a higher market price over time. This investment methodology is based on the investment methodology the Adviser uses to manage the Light Index.
The Light Index is a stock index which was developed and is published by the Adviser. The companies which the Adviser considers for inclusion in the Fund are publicly-traded, large capitalization companies engaged in the processing or delivery of information, which the Adviser believes will lead the Light Revolution. The
Adviser created the term Light Revolution to describe the transition of the world's economy from one based on the ability to perform physical work with machines at high speed to one based on the ability to process and deliver information at the speed of light. These companies may be in a variety of businesses including computer hardware, computer software and telecommunications, but may also be in financial services or other businesses that may benefit from the Light Revolution.

     The Adviser will select particular companies for purchase by the Fund based upon a review of various attributes, including sales growth and research and development expenditures. The Adviser will sell the stock of particular companies for a variety of reasons including a determination by the Adviser that a company is no longer a leading firm in its segment of the market. The Fund intends to be fully invested at all times in common stocks and will normally invest at least a majority of its assets in the common stocks of large capitalization companies. The Fund intends to identify common stocks with long-term capital appreciation potential and to hold those stocks for extended periods of time. As a result, the Fund should have low portfolio turnover and capital gains distributions. For more information, see "How the Fund
Invests and Related Risks."

What are the main risks of investing in the Fund?

     The main risks of investing in the Fund are:

   *   Stock Market Risk:    Stock funds like the Fund
       are subject to stock market risks and significant fluctuations in value. If the stock market declines in
       value, the Fund is     likely to decline in value.
       Increases or decreases in the value of stocks are generally greater than for bonds or other debt investments.

   *   Stock Selection Risk: The stocks selected by the
       Adviser for purchase by the Fund may
       decline in value or not increase
       in value when the stock market in general is rising. The Adviser has not previously acted as an investment adviser to a mutual fund.

  *    Liquidity Risk:   The Adviser may not be able to
       sell stocks at an optimal time or price.

  * Volatility Risk: The Fund is subject to risk based on its focus on investing in companies which the Adviser expects to lead the Light Revolution.
       The stocks of these companies may be subject to greater volatility than the stock market in general or may not correspond to stock market movements in general.

      You should be aware that you may lose money by investing in the Fund. Because of the Fund's focus on investing in companies expected to lead the Light
Revolution, it may not be a complete investment program for the equity portion of your portfolio.

Is the Fund an appropriate investment for me?

     The Fund is suitable for long-term investors only.
The Fund is not a short-term investment vehicle. An investment in the Fund may be appropriate if:

   *    your goal is capital appreciation;

   * you want to allocate some portion of your long-term investments to the technology business of processing or delivering information;

   * you do not require current income from this investment; and

   *    you are willing to accept short-term to
        intermediate-term fluctuations in investment value.

Because the Fund has been in operation for less than a full calendar year, it has no annual returns history.

             FEES AND EXPENSES OF THE FUND


     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Maximum sales charge (load) imposed on purchases(1)
      (as a percentage of offering price)                         4.75%
  Maximum deferred sales charge (load) imposed on redemptions
      (as a percentage of amount redeemed)                         None
  Redemption Fee
      (as a percentage of amount redeemed) (2)                     1.00%
  Exchange Fee (3)                                                $5.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(4)

  Management Fees(5)                                               1.00%
  Distribution and Service (12b-1) Fees(6)                         0.25%
  Other Expenses(5)                                                1.91%
  Total Annual Fund Operating Expenses(5)                          3.26%
  Fee Waiver/Expense Reimbursement(4)                              1.16%
  Net Expenses(4)(5)                                               2.00%
____________

(1)This sales charge is the maximum sales charge applicable to purchases of shares. You may not have to pay this sales charge because waivers and reduced sales charges are available. See "How to Purchase Shares."
(2)A redemption fee of 1.00% of the current market value of the shares redeemed may be imposed on redemptions of shares made within 12 months of purchase. Redemption fees are paid directly into Fund assets to help cover the costs that short-term trading generates. A fee of $12.00 is charged for each wire redemption. See "How to Redeem Shares -
   In General."
(3)If you exchange shares of the Fund for shares of the Firstar Money Market Fund, you will be charged a $5.00 fee.
(4)Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.
(5)"Other Expenses" have been estimated for the current fiscal year because the Fund does not expect to begin operations until May 31, 1999.
   Until May 31, 2000, the Adviser has agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses which include management and administration fees, but which exclude interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, and extraordinary items, do not exceed 2.00% of its average net assets. After such date, the total annual operating expense limitations may be terminated or revised at any time. "Other expenses" are presented before any such waivers or reimbursements. If such waivers and reimbursements are included in the calculation of "other expenses"
   (i.e., if actual "other expenses" are shown), other expenses and total annual operating expenses for the Fund are expected to be 0.75% and 2.00%, respectively. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, to the extent actual fees and expenses for a period are less than the expense limitation cap, provided, however, that the Adviser is only entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.
   For additional information, see "Fund Management."
(6)Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than other types of sales charges. For more information, see "Distribution and Shareholder
   Servicing Plan."

Example

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund, minus the 4.75% maximum sales charge, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same each year. Please note that the one year number is based on the Fund's net expenses resulting from the expense cap agreement described above and does not include a redemption fee because it is for a 12 month period. Because the Fund's expense cap agreement is not effective after May 31, 2000, the three year number is based on the Fund's expenses before any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                 1 Year             3 Years

                  $788               $1,431

                 INVESTMENT OBJECTIVE

     The Fund's investment objective is capital appreciation.


        HOW THE FUND INVESTS AND RELATED RISKS

     The Fund seeks to achieve its investment objective by investing primarily in companies with large market capitalizations in the technology business engaged in the processing or delivery of information. A large capitalization company would typically have a market capitalization of at least $1 billion.

     In trying to achieve the Fund's investment objective, the Adviser focuses on technology business securities which tend to be growth-oriented investments, but uses a value-based investment methodology to identify securities which the Adviser believes are undervalued relative to their intrinsic worth and possess characteristics which will lead to a higher market price over time. This investment methodology is based on the investment methodology developed by the Adviser in creating and maintaining a stock index entitled the Light Index. The Fund, like the Light Index, will primarily be composed of the common stocks of publicly-traded, large capitalization companies engaged in the processing or delivery of information selected from a group of companies which the Adviser believes will lead the transition of the world's economy from the Industrial Age to the Information Age. The Industrial Age was an era characterized by a rapid increase in productivity brought about by the ability to perform physical work with machines. Through the use of the steam engine and other machines, natural resources and industrial commodities such as coal, iron ore, lumber and oil were brought to market at speeds never before possible. The early years of that era came to be known as the "Industrial Revolution." The Information Age is an era characterized by a rapid increase in productivity brought about by the ability to quickly process and deliver information. Through the development and use of the integrated circuit and related technologies, information is processed and delivered to end users at the speed of light when translated into "information commodities" such as electrons, radio waves, microwaves, and infrared and visible light. The
Adviser has characterized this era as the Light
Revolution.

     The Adviser considers companies for purchase by the Fund and inclusion in the Light Index from the group of companies which it believes will lead the Light Revolution. In making its decision, the Adviser includes a particular company from this group based upon its review of that company's attributes relative to its current market value, such as:

   *      Strong sales growth;

   *      Substantial spending on research and
          development;

   *      Increasing operating margins; and

   *      Growing market share.

The Adviser generally follows a value approach to investing for the Fund. Accordingly, the Fund will focus on securities that the Adviser believes are undervalued relative to their intrinsic worth and possess characteristics, such as those discussed above, that the Adviser believes will lead to a higher market price over time. Because of the Fund's focus on companies expected to lead the Light Revolution, it may not be a complete investment program for the equity portion of your portfolio.

     The Fund will invest primarily in common stocks.
Common stocks generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. Because the Fund invests a significant amount of its assets in common stocks, it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities.
Stock funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and such declines may not correspond to the changes in value of the stock market overall.
For example, the Fund's decline in value may be greater than that of the market as a whole. Changes in the value of stocks have generally been greater than for bonds or other fixed-income investments. The Fund's portfolio itself is subject to the risk that the Adviser may select stocks that decline in value or not increase in value when the stock market in general is rising. The technology business may be subject to greater volatility than the stock market in general and may not correspond to positive stock market movements in general. In addition, the Adviser may not or may not be able to sell stocks at an optimal time or price.
The Adviser has not previously acted as an investment adviser to a mutual fund. Although not part of its principal investment strategy, the Fund may occasionally invest a limited portion of its assets in futures contracts, options, options on futures, foreign securities and illiquid securities. See the Fund's SAI for additional information.

     Although the Adviser intends to use an investment methodology in managing the Fund based on the investment methodology it uses in managing the Light
Index, the Fund is not an "index fund." Investors should not expect the Fund to replicate the performance or composition of the Light Index.

     The Fund has no minimum holding period for its investments and will sell securities whenever the Adviser believes it is consistent with the Fund's investment objective. The Fund typically sells a security when the company shows deteriorating economic fundamentals, falls short of the Adviser's expectations or is no longer a leading firm in its segment of the market, or when the Adviser finds a better security for inclusion in the Fund. The Fund will attempt to maximize investment returns. Potential tax consequences to Fund shareholders will be a secondary consideration when it sells securities. However, the Fund seeks to identify common stocks of companies with long-term capital appreciation potential and to hold those common stocks for an extended period. As a result, the Fund should have low portfolio turnover and capital gains distributions. Investors may realize taxable capital gains as a result of trading of the Fund's assets and the Fund incurs transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

     The Fund intends to remain fully invested.  The
Fund will not invest in cash reserves as part of a temporary defensive strategy, such as lowering its investment in common stocks, to protect against potential stock market declines.

                    FUND MANAGEMENT

Adviser

     The Fund has entered into an Investment Advisory
Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors. The Adviser, 704 Court A, Tacoma,
Washington 98402, is a Washington corporation and was organized in 1997. The Adviser is controlled by Henry
Hewitt.  Under the Investment Advisory Agreement, the
Fund pays the Adviser an
annual management fee of 1.00%
of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Until May 31, 2000, the Adviser has agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 2.00% of its average daily net assets. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     Under the Investment Advisory Agreement, the
Adviser is responsible not only for management of the Fund's assets, but also for portfolio transactions and brokerage. The Adviser has no prior experience advising mutual funds.

     Portfolio Manager.  The Fund will be managed by the following individual:

     Henry Hewitt.  President, Chief Executive Officer,
Director and majority shareholder of the Adviser, Mr.
Hewitt graduated from the University of Washington in 1975 and from Oxford University in 1978. He has been a principal of Henry Hewitt Investment Co., a registered investment adviser, since 1993 and has published a monthly newsletter called The Light Revolution Herald since September 1993. The Light Revolution Herald examines current technological and financial developments surrounding the companies which are included in the Light Index. Mr. Hewitt is primarily responsible for the day-to-day portfolio management of the Fund.

Custodian

     Firstar Bank Milwaukee, N.A. ("Firstar Bank"),
Third Floor, 615 East Michigan Street, Milwaukee,
Wisconsin 53202 acts as custodian of the Fund's assets.

Transfer Agent and Administrator

     Firstar Mutual Fund Services, LLC ("Firstar"),
Third Floor, 615 East Michigan Street, Milwaukee,
Wisconsin 53202 acts as transfer agent for the Fund
(the "Transfer Agent") and as the Fund's administrator.

Distributor

     First Data Distributors, Inc., 4400 Computer
Drive, Westborough, Massachusetts 01581-5108, a registered broker-dealer and member of the National
Association of Securities Dealers, Inc., acts as distributor of the Fund's shares (the "Distributor").

                HOW TO PURCHASE SHARES

     Shares of the Fund may be purchased through any dealer which has entered into a sales agreement with the Distributor, in its capacity as principal underwriter of shares of the Fund, or through the Distributor directly. The Transfer Agent may also accept purchase applications.

     Payment for Fund shares should be made by check or money order in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. The minimum initial investment in the Fund is $5,000. Subsequent investments of at least $500 may be made by mail or by wire. For investors using the Automatic Investment
Plan, as described below, there is a $5,000 minimum initial investment and subsequent investments must be at least $500. These minimums may be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

     In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Fund does not issue certificates.

Offering Price

     Shares of the Fund are sold on a continual basis at the next offering price (the "Offering Price"), which is the sum of the net asset value per share next computed following receipt of an order in proper form
(as described below under "Initial Investment" and "Subsequent Investments") by a dealer, the Distributor or the Transfer Agent, as the case may be, and the sales charge as set forth below. Net asset value per share is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open. See "Valuation of Fund Shares." No sales charge is imposed on the reinvestment of dividends or capital gains. The sales charge imposed on purchases of Fund shares is as follows:

                                       Total Sales Charge
Amount of                    As a Percentage           As a Percentage
Your Investment             of Offering Price        of Your Investment
Less than $50,000                 4.75%                    4.99%
$50,000 - $99,999                 4.00%                    4.17%
$100,000 - $249,999               3.50%                    3.63%
$250,000 - $499,999               2.50%                    2.56%
$500,000 - $999,999               2.00%                    2.04%
$1,000,000 and over               0.00%                    0.00%


     Fund shares are also subject to Rule 12b-1 fees in an aggregate amount of 0.25% of the average daily net assets of the Fund. See "Distribution and Shareholder
Servicing Plan."

Sales Charge Waivers

     The following investors may purchase shares of the Fund at net asset value without the imposition of any sales charge:

   * certain retirement plans, such as profit-sharing, pension and 401(k) plans;

   * broker-dealers, investment advisers, financial planners or other financial institutions ("Financial Intermediaries") which have entered into an agreement with the Distributor (or which are purchasing for accounts linked to a master account of the Financial Intermediary) which place trades for their own accounts or the accounts of their clients and their employees (for example, mutual fund "wrap" or asset allocation programs or mutual fund "supermarket programs"). These Financial Intermediaries may charge a management, consulting or other fee for their services;

   * registered investment advisers which exercise discretionary investment authority with respect to the purchase of Fund shares;

   *   financial institution trust departments;

   *   owners of private accounts managed by the Adviser; and

   * directors, officers and full-time employees of the Fund, the Distributor, Firstar, legal counsel for the Fund and affiliates of such companies (including the Adviser) and spouses and family members of such persons.

     Certain investors may purchase Fund shares at a reduced sales charge. For additional information on sales charge reductions, please see the SAI or call the Fund at 1-888-463-3957.

Initial Investment - Minimum $5,000

     You may purchase Fund shares by completing the enclosed shareholder application and mailing it and a check or money order payable to "Light Revolution Fund, Inc." to your securities dealer, the Distributor or the Transfer Agent, as the case may be. The minimum initial investment is $5,000. If mailing to the Distributor or Transfer Agent, please send the application to the following address: Firstar Mutual
Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin
53201-0701. In addition, overnight mail should be sent to the following address: Light Revolution Fund, Inc., Firstar Mutual Fund Services, LLC, Third Floor, 615
East Michigan Street, Milwaukee, Wisconsin 53202.  The
Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or the Fund. Do not send letters by overnight courier to the post office box.

     If the securities dealer you have chosen to purchase Fund shares through has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be effected at the net asset value next determined after receipt by the Fund of the dealer's order to purchase shares. Such dealers may also charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

     If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. Neither cash nor third-party checks will be accepted. All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept any purchase order application.

Wire Purchases

     You may also purchase Fund shares by wire. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

          Wire to:  Firstar Bank Milwaukee, N.A.
          ABA Number:    075000022

          Credit:   Firstar Mutual Fund Services, LLC
          Account:  112-952-137

          Further Credit:  Light Revolution Fund, Inc.
                           (shareholder account number)
                           (shareholder name/account registration)

     Please call 1-888-463-3957 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The
Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Telephone Purchases

     The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application.
Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Transfer Agent. Purchases must be in amounts of $500 or more and may not be used for initial purchases of the Fund's shares. To have Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by electronic funds transfer through the ACH system prior to the close of regular trading on such date.
Subsequent investments may be made by calling 1-888-463-
3957.

Purchasing Shares Through Financial Intermediaries

     If you purchase shares through a financial intermediary (such as a broker-dealer or a mutual fund
"supermarket program"), certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge you transaction fees for their services. That fee will be in addition to the sales charge payable by you upon purchase of such shares and may be avoided if shares are purchased through the Transfer Agent or through a dealer who has entered into a sales agreement with the Distributor. In addition, if the financial intermediary has entered into an agreement with the Distributor, then the sales charge will not apply. The
Fund may compensate financial intermediaries for assistance under the Fund's Distribution and Shareholder Servicing Plan (i.e., Rule 12b-1 plan), through payment of a portion of the sales charge or otherwise.

Automatic Investment Plan - $5,000 Minimum

     The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking, money market, savings or NOW account. You must meet the Fund's minimum initial investment of $5,000 before the AIP may be established.
Subsequent investments using the AIP must be at least
$500.  To establish the AIP, complete the appropriate
section in the shareholder application. For additional information on the AIP, please see the SAI.

Individual Retirement Accounts

     You may invest in the Fund by establishing a tax-sheltered individual retirement account ("IRA"). The
Fund offers the Traditional IRA, Roth IRA and Education
IRA. The minimum initial investment for Traditional and Roth IRAs is $1,000, and the minimum initial investment for Education IRAs is $500. For additional information on IRA options, please see the SAI.

Subsequent Investments - Minimum $500

     Additions to your account may be made by mail or by wire. Any subsequent investment must be for at least $500. When making an additional purchase by mail, enclose a check payable to "Light Revolution
Fund, Inc." and the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please call 1-888-
463-3957 for complete wiring instructions.

                 HOW TO REDEEM SHARES

In General

     Investors may request redemption of part or all of their Fund shares at any time at the next determined net asset value. See "Valuation of Fund Shares." You may be charged a redemption fee of 1.00% of the value of the shares redeemed on redemptions made within 12 months of the date of purchase. Solely for purposes of measuring this 12 month period, a purchase is deemed to be made on the first day of the month in which you make the purchase. The imposition of the redemption fee may be waived by the Fund. The redemption fee does not apply to dividend and capital gain distributions. No redemption request will become effective until a redemption request is received in proper form (as described below) by the Transfer Agent. An investor should contact the Transfer Agent for further information concerning redemption of Fund shares. The
Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request in good order. However, when a purchase has been made by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days. Redemptions may be made by written request, telephone or wire. You may also redeem Fund shares using the Fund's exchange privilege, as discussed in the SAI.

     Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Fund of the broker or dealer's instruction to redeem shares.
Some brokers or dealers may charge a fee in connection with such redemptions.

     Investors who have an Individual Retirement
Account must indicate on their redemption requests whether or not federal income tax should be withheld.
Redemption requests failing to make an election will be subject to withholding.

     Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $5,000.
Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

Written Redemption

     For most redemption requests, an investor need only furnish a written, unconditional request to redeem his or her shares at net asset value to the Transfer
Agent:  Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. Overnight mail should be sent to Light Revolution Fund, Inc., Firstar
Mutual Fund Services, LLC, Third Floor, 615 East
Michigan Street, Milwaukee, Wisconsin 53202. Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent will charge a $12 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer
Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund.
Do not send letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone Redemption

     Shares of the Fund may also be redeemed by calling the Transfer Agent at 1-888-463-3957. Redemption requests by telephone are available for redemptions of $1,000 or more. Redemption requests for less than $1,000 must be in writing. In order to use this procedure, an investor must have previously elected this option in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account via wire or ACH transfer. Funds sent via ACH are automatically credited to your account within three business days. The Transfer Agent will charge a $12 service fee for wire transactions. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone redemptions may not be modified or canceled.

     The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request.

Redeeming Shares Through Financial Intermediaries

     If you redeem shares through a financial intermediary (such as a broker-dealer), such financial intermediary may charge you transaction fees for their services. You will not be charged such fees if you redeem your Fund shares directly through the Fund without the intervention of a financial intermediary, although you may be charged a redemption fee of 1.00% of the value of the shares redeemed on redemptions made within 12 months of the date of purchase.

Systematic Withdrawal Plan

     The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make an SWP payment, the remaining amount will be redeemed and the SWP will be terminated.
Redemptions through an SWP made within 12 months of the date of purchase will be subject to the redemption fee described above. Please see the SAI for more information.

Signature Guarantees

     Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares; (ii) redemption requests to be mailed or wired to other than the address that appears of record; and (iii) any redemption request if a change of address has been received by the Fund or the Transfer Agent within the last 15 days. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, saving associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

Redemption in Kind

     The Fund has reserved the right to redeem in kind
(i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the Fund's net asset value being redeemed. Please see the SAI for more information.

Money Market Exchange

     The Fund has established a program which permits
Fund shareholders to exchange Fund shares for shares of the Firstar Money Market Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. There is a $5 fee charged per exchange. Fund shares which are exchanged for shares of the Firstar Money Market Fund within 12 months of the date of purchase and which are not reinvested in the Fund within such 12 month period are subject to the redemption fee described above. Please see the SAI for more information on the exchange privilege.

               VALUATION OF FUND SHARES

     Net asset value for the Fund is calculated by taking the value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Net asset value is not determined on days the NYSE is closed.
The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining net asset value, expenses are accrued and applied daily and investments for which market quotations are readily available are valued at market value. Any investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

      DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended
(the "12b-1 Plan"), which authorizes it to pay the Distributor and certain financial intermediaries (such as broker-dealers) who assist in distributing Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of its average daily net assets
(computed on an annual basis). To the extent fees are paid under the 12b-1 Plan, the 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than paying other types of sales charges.
The Fund currently intends to make payments under the 12b-1 Plan to the maximum extent allowable. For additional information on the 12b-1 Plan, please see the SAI.

    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX
                       TREATMENT

     For federal income tax purposes, all dividends paid by the Fund and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral.
Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period (and the applicable tax rate) is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The Fund intends to pay dividends and distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. An investor may change an election by telephone, subject to certain limitations, by calling the Transfer Agent at 1-888-463-
3957.

     Investors requesting to have dividends and/or capital gains paid in cash may choose to have such amounts mailed or sent via electronic funds transfer
("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.

     If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

     If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     An exchange of Fund shares for shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.
An exchange is not a tax-free transaction.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                    YEAR 2000 ISSUE

     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, Firstar and Firstar Bank. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated.
This failure, commonly referred to as the "Year 2000
Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.

     The Adviser has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.  The
Adviser has also been informed that comparable steps are being taken by the Fund's other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Fund. However, there can be no assurance that the computer systems of the companies in which the Fund invests will be timely converted or that the value of such investments will not be adversely affected by the Year 2000 Issue.

                ADDITIONAL INFORMATION



DIRECTORS                               CUSTODIAN

Henry Hewitt                            Firstar Bank Milwaukee, N.A.
Brian Hatch                             Third Floor
John Hewitt, Jr.                        615 East Michigan Street
Tamsin Taylor                           Milwaukee, Wisconsin 53202

PRINCIPAL OFFICERS                      ADMINISTRATOR, TRANSFER AGENT AND
                                        DIVIDEND-DISBURSING AGENT
Henry Hewitt, President
Charles M. O'Herin, Vice President,     Firstar Mutual Fund Services, LLC
Treasurer and Secretary                 Third Floor
                                        615 east Michigan Street
                                        Milwaukee, Wisconsin 53202
INVESTMENT ADVISER
                                        INDEPENDENT ACCOUNTANTS
Light Index Investment Company
704 Court A                             PricewaterhouseCoopers LLP
Tacoma, Washington  98402               100 East Wisconsin Avenue
                                        Milwaukee, Wisconsin 53202
DISTRIBUTOR
                                        LEGAL COUNSEL
First  Data Distributors, Inc.
4400 Computer Drive                     Godfrey & Kahn, S.C.
Westborough, Massachusetts 01581-5108   780 North Water Street
                                        Milwaukee, Wisconsin 53202


     The SAI for the Fund contains additional information about the Fund. The Fund's SAI, which is incorporated by reference into this Prospectus, is available without charge upon request to the address or toll-free telephone number noted on the cover page of this Prospectus. These documents may also be obtained from certain financial intermediaries, including the Fund's Distributor, who purchase and sell Fund shares.
General inquiries regarding the Fund can be directed to the Fund at the address and toll-free telephone number on the cover page of this Prospectus.

     Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C.  Please call the SEC at
1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Other information about the Fund is available on the SEC's
Internet site at http://www.sec.gov or upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009.

The Fund's 1940 Act File Number is 811-8535.